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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 15, 2005

                             -----------------------

                         PRG-SCHULTZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

                GEORGIA                                000-28000                             58-2213805
---------------------------------------- -------------------------------------- --------------------------------------
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

          600 GALLERIA PARKWAY, SUITE 100, ATLANTA, GEORGIA 30339-5949
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 779-3900

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 15, 2005, the Compensation Committee of the Board of Directors of PRG-Schultz International, Inc. (the "Company") authorized the immediate vesting of all outstanding unvested time vesting options that have option prices that are out of the money as of such date (the "underwater" stock options). This action accelerated the vesting of 2,355,116 options of the 10,861,918 options outstanding as of November 30, 2005. The accelerated options have option prices that range from $3.16 per share to $17.25 per share and a weighted average option price per share of $4.97. The optionees whose options were accelerated included (among others) the non-executive Chairman of the Board, David Cole (150,000 options) and the following executive officers: James McCurry (500,000 options), James Moylan (375,000 options) and James Benjamin (75,000 options).

The Board's decision to accelerate the vesting of these "underwater" stock options was made primarily to avoid recognizing compensation expense associated with these stock options in future financial statements upon the Company's adoption of Statement of SFAS No. 123R, "Share Based Payment."

There are no previously unreported material relationships with any of the foregoing executive officers or directors of the Company.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On December 20, 2005, the Company's principal accounting officer, Michael D. Picchi, resigned effective February 3, 2006 as Senior Vice President - Finance and Corporate Controller to accept a senior finance position with another company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              PRG-SCHULTZ INTERNATIONAL, INC.



Date:  December 21, 2005                      By:  /s/ Clinton McKellar, Jr.
                                                   -----------------------------
                                                   Clinton McKellar, Jr.
                                                   General Counsel and Secretary




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